CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE EQUITY INCOME FUND

Class N (RIMHX)

Supplement dated January 03, 2022, to the Summary Prospectus dated January 31, 2021, as amended and restated October 1, 2021

The section titled “Portfolio Manager” on page 5 of the Summary Prospectus is replaced in its entirety with the following:

PORTFOLIO MANAGERS

Tony Hu, Senior Portfolio Manager and Senior Equity Analyst of the Adviser, and David Shapiro, Senior Portfolio Manager and Senior Equity Analyst of the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Hu and Shapiro have served as portfolio managers for the Fund since 2022.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-061-0100